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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 7, 2001



                            CENTURY INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
               DC                             001-13327                        54-1100941
--------------------------------             -----------                   -----------------
  State or Other Jurisdiction                Commission                      IRS Employer
of Incorporation or Organization             File Number                   Identification No.

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               Century Industries, Inc. c/o Andrea Dobin, Trustee
               Sterns & Weinroth, 50 West State Street, Suite 1400
                         Trenton, New Jersey 08607-1298
               Address of Principal Executive Offices and Zip Code




       Registrant's telephone number, including area code: (609) 392-2100
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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On April 7, 2001, Stefanou & Company, LLP ("Stefanou") resigned as the Registrant's certifying accountant. Stefanou's report on the financial statements for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report for the year ended December 31, 1999 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. During the years ended December 31, 1999 and 1998, and the subsequent interim period through April 7, 2001, the Company has not had any disagreements with Stefanou on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Stefanou's letter, which is required pursuant to Item 304(a) (3) of Regulation S-B, is attached.

         (b) The Trustee is seeking approval from the United States Bankruptcy Court for the appointment by the Trustee of Bederson & Company, LLP, to serve as accountants and to render accounting services to the Trustee in connection with, among other matters, preparation of monthly financial reports and preparation of necessary tax returns, and to assist in compliance with SEC requirements, with such appointment to be effective as of April 5, 2001. Bederson & Company, LLP, was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor was a written report provided to the Registrant nor oral advice given by the new accountant regarding important factors considered by the Registrant in reaching its decision as to any accounting, auditing or financial reporting issue.


Item 5.    OTHER EVENTS.

         As reported in the Registrant's Form 10-QSB dated December 27, 2000, the Registrant converted the bankruptcy proceeding to a Voluntary Chapter 11 wherein Registrant would continue as a Debtor-in- Possession. An Examiner was appointed on January 10, 2001 to investigate the affairs of the Registrant. The Examiner issued a preliminary report on March 16, 2001. On April 3, 2001, the appointment of Andrea Dobin as Chapter 11 Trustee was approved by the United States Bankruptcy Court and an order accordingly entered.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)          Financial Statements:         N/A

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         (c)       Exhibits 16.1: Letter from Stefanou & Co. LLP, regarding
                                  change of certifying accountant

                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             CENTURY INDUSTRIES, INC.


                                             By:/s/ Andrea Dobin
                                                --------------------------------
                                                     Andrea Dobin
                                                       Trustee

Date:  April 12, 2001






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